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                                     [LOGO]

                           PEJABAT PENDAFTAR SYARIKAT
                                    MALAYSIA



                                    BORANG 9

                              AKTA SYARIKAT, 1965

                                                                    EXHIBIT 3(d)



No. Syarikat                                                      Seksyen 16 (4)
------------
 498653  M
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                    PERAKUAN PEMERBADANAN SYARIKAT SENDIRIAN

                            Adalah diperakui bahawa

                              OZTEK (M) SDN. BHD.



        telah diperbadankan di bawah Akta Syarikat, 1965 pada dan mulai dari 11 haribulan November 1999, dan bahawa syarikat ini adalah sebuah syarikat berhad menurut syer dan bahawa syarikat ini adalah sebuah syarikat sendirian.



        Dibuat di bawah tandatangan dan meterai saya di BUTTERWORTH pada 11 haribulan November 1999.




               [SEAL]

                                        /s/ Harun Bin MohD. Yunus

                                        HARUN BIN MOHD. YUNUS
                                        PENOLONG PENDAFTAR SYARIKAT
                                        MALAYSIA


                                        Borang ini diterjemahkan oleh peguam
                                        Negara malaysia menurut pemberitahu
                                        undangon no. 12 tahun 1964; pn (sbk)
                                        23pt. 11, p.s. 7/81 jld. Z


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                                   Form 49
Company No                           -2-
498653       M                                                    Section 141(6)
                              OZTEK (M) SDN. BHD.

                            MANAGERS AND SECRETARIES

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   OFFICE IN          FULL NAME          NATIONALITY/    RESIDENTIAL ADDRESS       OTHER             NATURE OF      IDENTITY
    COMPANY                                 RACE                                 OCCUPATION         APPOINTMENT     CARD NO/
                                                                                  (if any)         OR CHANGE AND    PASSPORT
                                                                                                   RELEVANT DATE       NO.
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

Managers...........      Nil               Nil               Nil                     Nil               Nil            Nil


Secretaries........  Kam Seok Har (f)    Malaysian      10 Persiaran Pekeliling    Company         As name in the   630322-07-5424
                     (LS 007082)          Chinese       Fettes Park                Secretary         Articles of   [Illegible] (New)
                                                        11200 Tanjong Bungah                         Association   7018571(B)(Old)
                                                        Penang
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
Dated this 11th day of November, 1999

                                                 /s/ Seow Siew Lian
                                                 ------------------------------
                                                 Signature of Director/Secretary
                                                 SEOW SIEW LIAN




Lodged By       Interesources Secretarial Services Sdn Bhd (274147-V)
Address         Room B 3rd Floor 309-Ojalan Perak, 10150 Penang
Tel             04 2818767 fax 04-282-0200 0428020200

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                                    FORM 49
                              COMPANIES ACT, 1965

Company No.
498653        M                                                   Section 141(6)

  RETURN GIVING PARTICULARS IN REGISTER OF DIRECTORS, MANAGERS AND SECRETARIES
                           AND CHANGES OF PARTICULARS
                              OZTEK (M) SDN. BHD.

                                  *DIRECTORS*

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
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FULL NAME             NATIONALITY  DATE OF     RESIDENTIAL ADDRESS      BUSINESS     PARTICULARS      NATURE OF         IDENTITY
                          RACE      BIRTH                              OCCUPATION     OF OTHER       APPOINTMENT        CARD NO/
                                                                        (if any)    DIRECTORSHIPS   OR CHANGE AND       PASSPORT
                                                                                                    RELEVANT DATE          NO.
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
Seow Siew Lian (f)     Malaysian   08 07 60   6 Medan Lim Cheng Teik    Company         Nil          As name in the  600708-07-5286
                        Chinese               10250 Georgetown          Director                      Articles of   [Illegible](New)
                                              Penang                                                  Association    5995194(B)(Old)

Teng Bee Suan (f)      Malaysian   04 04 75   18-C Lorong Batu Lancang  Company         Nil          As name in the  75040-07-5408
                        Chinese               11600 Georgetown          Director                       Articles of  [Illegible](New)
                                              Penang                                                  Association   A3014100(B)(Old)
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